Capital Lease Obligations and Restricted Cash	12 Months Ended
Dec. 31, 2011
Capital Lease Obligations and Restricted Cash [Abstract]
Capital Lease Obligations and Restricted Cash
10.	Capital Lease Obligations and Restricted Cash

Capital Lease Obligations

	December 31, 2011	December 31, 2010
	$	$
RasGas II LNG Carriers	471,397	470,752
Spanish-Flagged LNG Carrier	—	81,881
Suezmax Tankers	175,650	185,501

Total	647,047	738,134
Less current portion	47,203	267,382

Long-term portion	599,844	470,752

RasGas II LNG Carriers. As at December 31, 2011, the Company was a party, as lessee, to 30-year capital lease arrangements relating to three LNG carriers (or the RasGas II LNG Carriers) that operate under time-charter contracts with Ras Laffan Liquefied Natural Gas Co. Limited (II) (or RasGas II), a joint venture between Qatar Petroleum and ExxonMobil RasGas Inc., a subsidiary of Exxon Mobil Corporation. The Company has a 70% share in the leases for the RasGas II LNG Carriers.

Under the terms of the RasGas II LNG Carriers capital lease arrangements, the lessor claims tax depreciation on the capital expenditures it incurred to acquire these vessels. As is typical in these leasing arrangements, tax and change of law risks are assumed by the lessee. Lease payments under the lease arrangements are based on certain tax and financial assumptions at the commencement of the leases. If an assumption proves to be incorrect, the lessor is entitled to increase the lease payments to maintain its agreed after-tax margin. The Company’s carrying amount of the tax indemnification guarantee as at December 31, 2011 was $16.1 million and is included as part of other long-term liabilities in the Company’s consolidated balance sheets.

The tax indemnification is for the duration of the lease contract with the third party plus the years it would take for the lease payments to be statute barred, and ends in 2041. Although there is no maximum potential amount of future payments, the Company may terminate the lease arrangements on a voluntary basis at any time. If the lease arrangements terminate, the Company will be required to pay termination sums to the lessor sufficient to repay the lessor’s investment in the vessels and to compensate it for the tax-effect of the terminations, including recapture of any tax depreciation.

At their inception, the weighted-average interest rate implicit in these leases was 5.2%. These capital leases are variable-rate capital leases. As at December 31, 2011, the commitments under these capital leases approximated $1.0 billion, including imputed interest of ($529.7) million, repayable as follows:

Year	Commitment
2012	$24.0 million
2013	$24.0 million
2014	$24.0 million
2015	$24.0 million
2016	$24.0 million
Thereafter	$881.1 million

As the payments in the next five years only cover a portion of the estimated interest expense, the lease obligation will continue to increase. Starting in 2024, the lease payments will increase to cover both interest and principal to commence reduction of the principal portion of the lease obligations.

Spanish-Flagged LNG Carrier. The Company’s capital lease on one LNG carrier, the Madrid Spirit, expired and the Company purchased the vessel at the end of the lease term in December 2011. The purchase obligation was fully funded with restricted cash deposits.

Suezmax Tankers. As at December 31, 2011, the Company was a party, as lessee, to capital leases on five Suezmax tankers. Under the terms of the lease arrangements, the Company is required to purchase these vessels after the end of their respective lease terms for a fixed price. At the inception of these leases, the weighted-average interest rate implicit in these leases was 7.4%. These capital leases are variable-rate capital leases; however, any change in the lease payments resulting from changes in interest rates is offset by a corresponding change in the charter hire payments received by the Company. As at December 31, 2011, the remaining commitments under these capital leases, including the purchase obligations, approximated $201.1 million, including imputed interest of $25.5 million, repayable during 2012 through 2017.

FPSO Units. As at December 31, 2011, the Company was a party, as lessee, to capital leases on one FPSO unit, the Petrojarl Foinaven, and the topside production equipment for another FPSO unit, the Petrojarl Banff. However, prior to being acquired by Teekay, Teekay Petrojarl legally defeased its future charter obligations for these assets by making up-front, lump-sum payments to unrelated banks, which have assumed Teekay Petrojarl’s liability for making the remaining periodic payments due under the long-term charters (or Defeased Rental Payments) and termination payments under the leases.

The Defeased Rental Payments for the Petrojarl Foinaven were based on assumed Sterling LIBOR of 8% per annum. If actual interest rates are greater than 8% per annum, the Company receives rental rebates; if actual interest rates are less than 8% per annum, the Company is required to pay rentals in excess of the Defeased Rental Payments. For accounting purposes, this contract feature is an embedded derivative, and has been separated from the host contract and is separately accounted for as a derivative instrument.

As is typical for these types of leasing arrangements, the Company has indemnified the lessors of the Petrojarl Foinaven for the tax consequence resulting from changes in tax laws or interpretation of such laws or adverse rulings by authorities and for fluctuations in actual interest rates from those assumed in the leases. The Company’s capital leases do not contain financial or restrictive covenants other than those relating to operation and maintenance of the vessels.

Restricted Cash

Under the terms of the capital leases for the RasGas II LNG Carriers, the Company is required to have on deposit with financial institutions an amount of cash that, together with interest earned on the deposits, will equal the remaining amounts owing under the leases. These cash deposits are restricted to being used for capital lease payments and have been fully funded primarily with term loans (see Note 8).

As at December 31, 2011 and 2010, the amount of restricted cash on deposit for the three RasGas II LNG Carriers was $479.1 million and $477.2 million, respectively. As at December 31, 2011 and 2010, the weighted-average interest rates earned on the deposits were 0.3% and 0.4%, respectively. These rates do not reflect the effect of related interest rate swaps (see Note 15).

The restricted cash relating to the Madrid Spirit was used to fund the purchase obligation relating to the capital lease in 2011. As at December 31, 2011 and December 31, 2010, the amount of restricted cash on deposit for the Madrid Spirit was nil and 61.7 million Euros ($82.6 million), respectively. As at December 31, 2011 and December 31, 2010, the weighted-average interest rates earned on these deposits were 5.0%.

The Company also maintains restricted cash deposits relating to certain term loans and other obligations, which totalled $21.1 million and $16.5 million as at December 31, 2011 and 2010, respectively.